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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 3, 1999
                                                        -----------------


                         SODEXHO MARRIOTT SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                    1-12188               52-0936594
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No.)


  9801 WASHINGTONIAN BOULEVARD, GAITHERSBURG, MARYLAND             20878
  ----------------------------------------------------         -------------
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4431
                                                           --------------





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ITEM 5.           OTHER EVENTS.
-------------------------------

         On November 3, 1999, Sodexho Marriott Services, Inc. announced that Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer, submitted his resignation effective December 17, 1999.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------------

(c)      The following exhibit is filed as part of this Form 8-K.

             Exhibit No.                       Description
         -------------------- -----------------------------------------------
                 99               Press release, dated November 3, 1999.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SODEXHO MARRIOTT SERVICES, INC.


Date:    NOVEMBER 3, 1999               By:   /s/ ROBERT A. STERN
     ----------------------------          ----------------------------
                                            Robert A. Stern
                                            Senior Vice President and
                                              General Counsel



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INDEX TO EXHIBITS
-----------------


        Exhibit No.                             Description
----------------------------- -------------------------------------------------
             99 Press release issued November 3, 1999, relating to Sodexho Marriott Services, Inc.'s announcement that Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer, submitted his resignation effective December 17, 1999.



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